Exhibit 4.2

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

THIS NOTE AND THE RIGHTS EVIDENCED HEREBY ARE SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATED NOTE AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 1, 2006, BY AND AMONG OPEN LINK FINANCIAL, INC., BANK OF AMERICA, N.A. AND THE SUBORDINATED NOTE HOLDERS SIGNATORY THERETO, AND ANY TRANSFEREE BY ACCEPTANCE OF SUCH TRANSFER AGREES TO BE BOUND BY THE TERMS THEREOF.

SENIOR SUBORDINATED CONVERTIBLE NOTE

$19,607,843.14	February 1, 2006

FOR VALUE RECEIVED, the undersigned, Open Link Financial, Inc., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of TA Subordinated Debt Fund, L.P., a Delaware limited partnership (the “Noteholder”), the principal sum of $19,607,843.14, together with interest on the unpaid principal amount from time to time outstanding at the rate or rates and computed and payable at the times as described in the Note Purchase Agreement (as hereinafter defined). Payments of the principal hereof shall be made as provided in the Note Purchase Agreement. Notwithstanding any other provision of this note, the entire balance of principal and accrued and unpaid interest shall be paid in full on December 31, 2011.

This note is one of the Convertible Subordinated Notes referred to in the Subordinated Convertible Note Purchase Agreement, dated as of February 1, 2006 (as the same may be amended, modified or supplemented from time to time, the “Note Purchase Agreement”) by and among Borrower and the Noteholders named therein. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Note Purchase Agreement.

The Noteholder may convert this note at any time pursuant to the terms of the Note Purchase Agreement into (i) a Subordinated Note due December 31, 2011 in the aggregate principal amount outstanding on the Convertible Subordinated Notes at the time of conversion and Borrower shall pay all accrued but unpaid interest on the Convertible Subordinated Notes on the date of conversion, in the form attached hereto as Exhibit A and (ii) a Warrant for the purchase of 937,032 shares of Common Stock of the Borrower (subject to adjustment as provided therein), exercisable at a price of $0.01 (subject to adjustment), in the form attached hereto as Exhibit B, all as further described in the Note Purchase Agreement.

Subject to, and at all times in accordance with, the provisions of the Note Purchase Agreement (i) Borrower shall have the right, at any time, to voluntarily prepay all or any part of the outstanding principal amount of this note, and (ii) the Noteholder shall have the right to require Borrower to repurchase this note upon the occurrence of a Mandatory Repurchase Event.

In addition to the payment of interest as provided above, Borrower shall, on demand, pay interest on any overdue installments of principal and, to the extent permitted by applicable law, on overdue installments of interest at the rate set forth in, and in accordance with the provisions of, the Note Purchase Agreement.

The holder of this note is entitled to all the benefits and rights of a Noteholder under the Note Purchase Agreement to which reference is hereby made for a statement of the terms and conditions under which the entire unpaid balance of this note, or any portion thereof, shall become immediately due and payable. Notwithstanding anything in this note to the contrary, the terms and provisions of this note shall at all times be governed by and subject to all of the terms and provisions of the Note Purchase Agreement. To the extent that there is any conflict with, or inconsistency between, the terms and provisions of this note and the terms and provisions of the Note Purchase Agreement, the terms and provisions of the Note Purchase Agreement shall at all times govern and control.

Borrower hereby waives presentment, demand, notice, protest and other demands and notices in connection with the delivery, acceptance or enforcement of this note.

No delay or omission on the part of the holder of this note in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note, and a waiver, delay or omission on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

The terms and provisions of this note are subject to the terms and provisions of the Note Purchase Agreement, including, without limitation, its dispute resolution provisions.

This note shall be deemed to be under seal, and all rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein).

OPEN LINK FINANCIAL, INC.

By:	/s/ Coleman Fung
Name: Coleman Fung
Title: Chief Executive Officer

Exhibit A

Form of Subordinated Note

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

THIS NOTE AND THE RIGHTS EVIDENCED HEREBY ARE SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATED NOTE AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY          , 2006, BY AND AMONG OPEN LINK FINANCIAL, INC., BANK OF AMERICA, N.A. AND THE SUBORDINATED NOTE HOLDERS SIGNATORY THERETO, AND ANY TRANSFEREE BY ACCEPTANCE OF SUCH TRANSFER AGREES TO BE BOUND BY THE TERMS THEREOF.

SUBORDINATED NOTE

$	, 200

FOR VALUE RECEIVED, the undersigned, Open Link Financial, Inc., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of [Name of Holder], a [entity type/jurisdiction of organization] (the “Noteholder”), the principal sum of $                            , together with interest on the unpaid principal amount from time to time outstanding at the rate or rates and computed and payable at the times as described in the Note Purchase Agreement (as hereinafter defined). Payments of the principal hereof shall be made as provided in the Note Purchase Agreement. Notwithstanding any other provision of this note, the entire balance of principal and accrued and unpaid interest shall be paid in full on December 31, 2011.

This note is one of the Subordinated Notes referred to in the Subordinated Convertible Note Purchase Agreement dated as of February                 , 2006 (as the same may be amended, modified or supplemented from time to time, the “Note Purchase Agreement”) by and among Borrower and the Noteholders named therein. This note has been issued by Borrower to the Noteholder in connection with a conversion of the Convertible Subordinated Note due December 31, 2011 issued by Borrower to the Noteholder on February                   , 2006 pursuant to the terms of the Note Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Note Purchase Agreement.

Subject to, and at all times in accordance with, the provisions of the Note Purchase Agreement (i) Borrower shall have the right, at any time, to voluntarily prepay all or any part of the outstanding principal amount of this note and (ii) the Noteholder shall have the right to require Borrower to repurchase this note upon the occurrence of a Mandatory Repurchase Event.

In addition to the payment of interest as provided above, Borrower shall, on demand, pay interest on any overdue installments of principal and, to the extent permitted by applicable law, on overdue installments of interest at the rate set forth in, and in accordance with the provisions of, the Note Purchase Agreement.

The holder of this note is entitled to all the benefits and rights of a Noteholder under the Note Purchase Agreement to which reference is hereby made for a statement of the terms and conditions under which the entire unpaid balance of this note, or any portion thereof, shall become immediately due and payable. Notwithstanding anything in this note to the contrary, the terms and provisions of this note shall at all times be governed by and subject to all of the terms and provisions of the Note Purchase Agreement. To the extent that there is any conflict with, or inconsistency between, the terms and provisions of this note and the terms and provisions of the Note Purchase Agreement, the terms and provisions of the Note Purchase Agreement shall at all times govern and control.

Borrower hereby waives presentment, demand, notice, protest and other demands and notices in connection with the delivery, acceptance or enforcement of this note.

No delay or omission on the part of the holder of this note in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note, and a waiver, delay or omission on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

The terms and provisions of this note are subject to the terms and provisions of the Note Purchase Agreement, including, without limitation, its dispute resolution provisions.

This note shall be deemed to be under seal, and all rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein).

OPEN LINK FINANCIAL, INC.

By:
Name:
Title:

Exhibit B

Form of Warrant

Warrant No.	,
20

FORM OF
WARRANT TO PURCHASE COMMON STOCK
OF
OPEN LINK FINANCIAL, INC.

THIS WARRANT AND THE UNDERLYING SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES AND (2) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT AND THE UNDERLYING SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO THE PROVISIONS OF A CERTAIN STOCKHOLDERS AGREEMENT, DATED AS OF FEBRUARY 1, 2006. A COMPLETE AND CORRECT COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

THIS WARRANT AND THE RIGHTS EVIDENCED HEREBY ARE SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATED NOTE AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 1, 2006, BY AND AMONG OPEN LINK FINANCIAL, INC., BANK OF AMERICA, N.A. AND THE SUBORDINATED NOTE HOLDERS SIGNATORY THERETO, AND ANY TRANSFEREE BY ACCEPTANCE OF SUCH TRANSFER AGREES TO BE BOUND BY THE TERMS THEREOF.

Open Link Financial, Inc., a Delaware corporation (together with its successors, the “Company”), hereby certifies that, for value received,                       (together with its successors and assigns and any transferee of this Warrant, and its successors and assigns, the “Holder”), is entitled, subject to the terms and conditions set forth in this warrant (this “Warrant”), to purchase from the Company, at any time or times on or after the date hereof, but not after 5:00 P.M., New York, New York time on                         , 2016 (the “Expiration Date”),                            duly authorized, validly issued, fully paid, nonassessable shares of Common Stock (as defined below) (as further defined below, the “Warrant Shares”), which shall be adjusted or readjusted from time to time as provided in this Warrant, at an initial purchase price per share equal to $0.01, which shall be adjusted or readjusted from time to time in connection with any stock splits, stock dividends, recapitalizations or like transactions affecting the Common Stock (as adjusted, the “Warrant Price”); provided; however, that notwithstanding the foregoing, in no event shall the Warrant Price be reduced to a number that is less than the par value of the Common Stock at the date of exercise of this Warrant.

This Warrant is a Common Stock purchase warrant issued in connection with the conversion of the Senior Subordinated Convertible Notes due December 31, 2011 issued by the Company (the “Convertible Notes”) to the Holder pursuant to that certain Subordinated Convertible Note Purchase Agreement dated as of February 1, 2006 (the “Closing Date”) (as it may be amended from time to time, the “Purchase Agreement”) by and among the Company and the Noteholders named therein (this Warrant, together with the other warrants issuable upon conversion of the Convertible Notes, the “Warrants”). The Warrants represent a right to purchase an aggregate of 955,773 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to adjustment as provided herein. For purposes of this Warrant Certificate, “Holders” shall mean the holders of the Warrants and “Warrant Shares” shall mean shares of Common Stock; provided, however, that if, in accordance with Section 2 hereof, the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the “Warrant Shares” shall mean the securities so issuable by such entity or the securities of the class of securities so issuable.

All capitalized terms used herein that are not otherwise defined shall have the meanings set forth in the Purchase Agreement.

Section 1.              Exercise; Exchange of Warrant

1.1.            Manner of Exercise; Exchange.

(a)       Exercise. The Holder may exercise this Warrant, in whole or in part (except as to a fractional share), at any time and from time to time during normal business hours on any Business Day on or after the conversion date of the Convertible Notes prior to the Expiration Date, by (i) delivering to the Company a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), duly executed by the Holder, specifying the number of Warrant Shares (determined without any regard to any adjustment thereto) to be issued to the Holder as a result of such exercise, (ii) surrendering this Warrant to the Company, properly endorsed by the Holder (or if this Warrant has been destroyed, stolen or has otherwise been misplaced, by delivering to the Company an affidavit of loss duly executed by the Holder), and (iii) tendering payment for the shares of Common Stock designated by the Exercise Notice in lawful money of the United States in the form of cash, bank or certified check made payable to the order of the Company, or by wire transfer of immediately available funds, or by the cancellation of indebtedness of the Company owed to the Holder, including by surrender of any of the Senior Subordinated Notes due February 1, 2011, or in any combination thereof, of an amount equal to the product of (A) the Warrant Price and (B) the number of Warrant Shares (determined without any regard to any adjustment thereto) as to which this Warrant is being exercised.

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(b)       Net Exchange. The Holder may, in lieu of exercising or converting this Warrant pursuant to the terms of Section 1.1(a), elect to exchange this Warrant, in whole or in part (except as to a fractional share), at any time and from time to time during normal business hours on any Business Day on or prior to the Expiration Date by (i) delivering to the Company a written notice, in the form attached hereto as Exhibit B (the “Exchange Notice”), duly executed by the Holder, specifying the number of Warrant Shares (without giving effect to any adjustment thereto) to be issued to the Holder as a result of such exchange, and (ii) surrendering this Warrant t o the Company, properly endorsed by the Holder (or if this Warrant has been destroyed, stolen or has otherwise been misplaced, by delivering to the Company an affidavit of loss duly executed by the Holder), and the Holder shall thereupon be entitled to receive the number of Warrant Shares equal to the product of (A) the number of Warrant Shares issuable upon exercise of this Warrant (or, if only a portion of this Warrant is being exercised, issuable upon the exercise of such portion) for cash, determined as provided in Section 2. and (B) a fraction, the numerator of which is the Fair Market Value per share of Common Stock at the time of such exercise minus the Warrant Price in effect at the time of such exercise, and the denominator of which is the Fair Market Value per share of Common Stock at the time of such exercise, such number of shares so issuable upon such exchange to be rounded up or down to the nearest whole number of shares of Common Stock.

(c)       The “exchange” of this Warrant pursuant to Section 1.1(b) is intended to qualify as a recapitalization within the meaning of Section 368(a)(l)(E) of the Code.

(d)       For all purposes of this Warrant (other than this Section 1.1), any reference herein to the “exercise” of this Warrant shall be deemed to include a reference to the exchange of this Warrant into Common Stock in accordance with the terms of Section 1.1(b), and any reference to an “Exercise Notice” shall be deemed to include a reference to an Exchange Notice in accordance with the terms of Section 1.1 (b).

1.2.     When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall be deemed to have been surrendered to the Company as provided in Section 1.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided in Section 1.3 shall be deemed to have become the Holder or Holders of record thereof.

1.3.     Delivery of Stock Certificates Upon Exercise. As soon as practicable after exercise of this Warrant in accordance with this Section 1, but in no event later than five (5) Business Days after such exercise, the Company shall at its expense cause to be issued in the name of and delivered to the Holder or, subject to Section 5 of this Warrant, as the Holder may direct: (a) a certificate or certificates for the number of Warrant Shares, determined as provided in Section 2 of this Warrant, to which the Holder shall be entitled upon such exercise and, (b) unless this Warrant has expired or has been exercised in full, a new Warrant (or Warrants) substantially in the form of, and on the terms in, this Warrant, for the number of Warrant Shares remaining following such exercise (determined without any regard to any adjustment thereto), and shall be subject to adjustment as provided for in this Warrant as of the date hereof. Exercise of the Warrant shall be subject to compliance, if necessary, with applicable provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the

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Company shall make and cooperate with the Holder in making any filings required thereunder. The Company agrees to reimburse the Holder for all expenses incurred in connection with the exercise of the Warrant (excluding payment of the Warrant Price); provided, however, that the Company (i) shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrants or any certificates representing Warrant Shares in a name other than that of a Holder, and the Company shall not be required to issue or deliver such Warrant or certificate for Warrant Shares unless and until the Person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid and (ii) and the Holder shall each pay half of any reasonable fees paid or expenses incurred by the Holder in connection with any filings required under the HSR Act.

Section 2.     Adjustments to Number and Type of Warrant Shares

2.1.     General. The number of Warrant Shares that the Holder shall be entitled to receive upon exercise of this Warrant shall be determined by multiplying the number of Warrant Shares that would otherwise (but for the provisions of this Section 2) be issuable upon such exercise, as designated by the Holder in the Exercise Notice, by a fraction, (i) the numerator of which shall be $2.7696 (the “Target Price”), and (ii) the denominator of which shall be the “Antidilution Price” in effect for this Warrant on the date of such exercise. The initial Antidilution Price for this Warrant shall be the Target Price, which Antidilution Price shall be subject to adjustment as provided in this Section 2. If any of the events as described in this Section 2 (other than those events in Section 2.2(d)(vii)) shall occur after the Closing Date, but prior to the issuance of this Warrant upon conversion of the Convertible Notes held by the Holder, the number of Warrant Shares or other securities purchasable upon exercise of the Warrant shall be adjusted to the same extent as if this Warrant was outstanding as of the Closing Date.

2.2.     Adjustments.

(a)       Subdivision or Combination of Common Stock. If the Company shall at any time after the Closing Date subdivide its outstanding shares of Common Stock into a greater number of shares (by any stock split, stock dividend or otherwise), then the Antidilution Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, if the Company shall at any time after the Closing Date combine its outstanding shares of Common Stock into a smaller number of shares (by any reverse stock split or otherwise), then the Antidilution Price in effect immediately prior to such combination shall be proportionately increased.

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(b)       Reorganization or Reclassification. If at any time after the Closing Date any capital reorganization or reclassification of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby the Holder shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the Warrant Shares immediately theretofore receivable upon the exercise of this Warrant in full, as the case may be, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such exercise of this Warrant in full had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Antidilution Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

(c)       Dividends and Distributions.

(i)        Stock Dividends. If the Company at any time or from time to time after the Closing Date declares a dividend or makes any other distribution upon any stock of the Company (other than its Common Stock) that is payable in Common Stock, Options or Convertible Securities, then any such Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration, and the Antidilution Price shall be adjusted pursuant to Section 2.2(d); provided, that no adjustment shall be made to the Antidilution Price as a result of such dividend or distribution if holders of not less than two-thirds of the Warrant Shares then issuable with respect to outstanding Warrants or Warrants issuable upon conversion of the Convertible Notes (a “Two-Thirds Interest”), on behalf of themselves and all other Holders, each of whom shall be bound thereby, elect to receive and actually receive such dividend or distribution; provided, further, that if any adjustment is made to the Antidilution Price as a result of the declaration of a dividend and such dividend is not effected, the Antidilution Price shall be appropriately readjusted.

(ii)       Other Dividends and Distributions. If the Company at any time or from time to time after the Closing Date makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in:

(A)       securities or other property of the Company other than shares of Common Stock, Options or Convertible Securities, then in each such event provision shall be made so that the Holder shall receive upon exercise of this Warrant, in addition to the Common Stock issuable upon such exercise, the amount of such other securities or the value of such other property that the Holder would have received had this Warrant been exercised on the record date of such event and had the Holder thereafter, during the period from the date of such event to and including the exercise date, retained such securities or other property

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receivable by the Holder during such period giving application to all adjustments called for during such period under Section 2 with respect to the rights of the holders of Warrants; provided, that no such provision shall be made if the Holder receives, upon the election of a Two-Thirds Interest, simultaneously with all other recipients a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as the Holder would have received if this Warrant had been exercised for Common Stock on the record date of such event and; and

(B)       Common Stock, Options or Convertible Securities, then a Two-Thirds Interest shall be entitled to elect to receive such dividend or distribution as if the Holders had exercised all of the Warrants in full on the date such record is taken; provided, that in the event a Two-Thirds Interest so elects and all of the Holders actually receive such dividend or distribution, the Antidilution Price shall not be adjusted pursuant to the provisions of Section 2.2 with respect to such dividend or distribution. In the event no such election is made, the provisions of Section 2.2(d) shall apply with respect to such dividend or distribution.

(d)       Issuances. Except as provided in Sections 2.2 (c) and 2.2 (d)(vii) and except in the case of an event described in Section 2.2(a), if at any time after the Closing Date, the Company issues or sells, or is, in accordance with this Section 2.2(d), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Antidilution Price in effect immediately prior to such issuance or sale, then, upon such issuance or sale (or deemed issuance or sale), the Antidilution Price shall be reduced to the price determined by dividing (x) the sum of (A) the Common Stock Deemed Outstanding (as defined below) immediately prior to such issuance or sale (or deemed issuance or sale) multiplied by the Antidilution Price then in effect and (B) the consideration, if any, received by the Company upon such issuance or sale (or deemed issuance or sale) by (y) the Common Stock Deemed Outstanding immediately after such issuance or sale (or deemed issuance or sale).

For purposes of this Section 2.2(d), the following shall also be applicable:

(i)        Issuance of Rights or Options. If the Company, at any time after the Closing Date, in any manner, grants (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options to purchase, shares of Common Stock or any stock or security convertible into or exercisable or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exercisable or exchangeable stock or securities being called “Convertible Securities”), in each case for consideration per share (determined as provided in this paragraph and in Section 2.2(d)(iv)) less than the Antidilution Price then in effect, whether or not such Options or Convertible Securities are immediately exercisable, convertible or exchangeable, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options, or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon exercise of such Options, shall be deemed to have been issued as of the date of granting of such Options, at a price per share equal to the amount determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the

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issuance of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange of Convertible Securities, by (B) the total maximum number of shares of Common Stock deemed to have been so issued. Except as otherwise provided in Section 2.2(d)(iii), no adjustment of the Antidilution Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

(ii)       Issuance of Convertible Securities. If the Company, at any time after the Closing Date, in any manner, issues or sells any Convertible Securities for consideration per share (determined as provided in this paragraph and in Section 2.2(d)(iv)) less than the Antidilution Price then in effect, whether or not the right to exchange or convert any such Convertible Securities is immediately exercisable, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issuance or sale of such Convertible Securities, at a price per share equal to the amount determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock deemed to have been so issued; provided, that (1) except as otherwise provided in Section 2.2(d)(iii), no adjustment of the Antidilution Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (2) if any such issuance or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities, no further adjustment of the Antidilution Price shall be made by reason of such issuance or sale.

(iii)      Change in Option Price or Conversion Rate; Termination of Options or Convertible Securities. If at any time after the Closing Date a change occurs in (A) the maximum number of shares of Common Stock issuable in connection with any Option referred to in Section 2.2(d)(i) or any Convertible Securities referred to in Section 2.2(d)(i) or (ii), (B) the purchase price provided for in any Option referred to in Section 2.2(d)(i), (C) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 2.2(d)(i) or (ii), or (D) the rate at which Convertible Securities referred to in Section 2.2(d)(i) or (ii) are convertible into or exchangeable for Common Stock (in each case, other than in connection with an event described in Section 2.2(a)(vii)), then the Antidilution Price in effect at the time of such event shall be readjusted to the Antidilution Price that would have been in effect at such time had such Options or Convertible Securities that remain outstanding provided for such changed maximum number of shares, purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Warrant Price then in effect is thereby reduced. Upon the termination of any such Option or any such right to convert or exchange such Convertible Securities, the Antidilution Price then in effect hereunder shall be increased to the Antidilution Price that would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination (i.e., to the extent that fewer than the number of shares of Common Stock deemed to

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have been issued in connection with such Option or Convertible Securities were actually issued), never been issued or been issued at such higher price, as the case may be.

(iv)      Consideration for Stock. In case any shares of Common Stock are issued or sold, or deemed issued or sold, at any time after the Closing Date for cash, the consideration received therefor shall be deemed to be the amount received or to be received by the Company therefor (determined with respect to deemed issuances and sales in connection with Options and Convertible Securities in accordance with clause (A) of Section 2.2(d)(i) or Section 2.2(d)(ii), as appropriate) determined in the manner set forth below in this Section 2.2(d)(iv). If any shares of Common Stock are issued or sold, or deemed issued or sold, for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration received or to be received by the Company (determined with respect to deemed issuances and sales in connection with Options and Convertible Securities in accordance with clause (A) of Section 2.2(d)(i) or Section 2.2(d)(ii). as appropriate) as determined in good faith by the Board of Directors of the Company (the “Board of Directors”) and a Two-Thirds Interest. If any Options are issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors and a Two-Thirds Interest. If the Company and a Two-Thirds Interest are unable to reach agreement as to the value of such consideration, then the value thereof will be determined by an independent appraisal by a mutually agreed to investment banker, the fees of which shall be paid by the Company.

(v)       Other Issuances or Sales; Indeterminable Amounts. In calculating any adjustment to the Antidilution Price pursuant to this Section 2.2(d) any Options or Convertible Securities that provide, as of the effective date of such adjustment, for the issuance upon exercise or conversion thereof of an indeterminable number of shares of Common Stock shall (together with the shares of Common Stock issuable upon exercise or conversion thereof) be disregarded for purposes of the calculation of Common Stock Deemed Outstanding; provided, that at such time as a number of shares of Common Stock issuable upon exercise or conversion of such Options or Convertible Securities becomes determinate, then the Antidilution Price shall be adjusted as provided in Section 2.2(d)(iii).

(vi)      Common Stock Deemed Outstanding. The term “Common Stock Deemed Outstanding” shall mean the sum of (A) the number of shares of Common Stock outstanding immediately following the Closing Date (including for this purpose all shares of Common Stock issuable upon exercise or conversion of any outstanding Options or Convertible Securities outstanding immediately after the Closing Date), plus (B) the number of shares of Common Stock issued or sold (or deemed issued or sold) after the Closing Date; provided, that Common Stock Deemed Outstanding shall not include shares of Convertible Preferred Stock of the Company or any shares of Common Stock issuable upon exercise of the Convertible Preferred Stock or the Warrants.

(vii)     Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment to the Antidilution Price in the case of the issuance from and after the Closing Date of (i) shares of

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Common Stock upon conversion of shares of Convertible Preferred Stock or exercise of the Warrants; (ii) up to 3,131,127 (such amount to be appropriately adjusted for stock splits, stock dividends, recapitalizations and the like) shares of Common Stock or options therefor to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation, in each case authorized by the Board of Directors and issued pursuant to the Corporation’s 2006 Stock Option and Grant Plan; (iii), up to 1,793,105 (such amount to be appropriately adjusted for stock splits, stock dividends, recapitalizations and the like) shares of Common Stock or options therefor to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation, in each case authorized by the Board of Directors and issued pursuant to the Corporation’s Amended and Restated 1995 Stock Option Plan; (iv) securities issued as consideration for the purchase of stock or assets in any acquisition, merger, joint venture, partnership or other strategic alliance; (v) shares of Common Stock issued pursuant to a stock split, stock dividend or other transaction contemplated by Section A.7(c) of the Company’s certificate of incorporation; and (vi) shares of Common Stock issued in a public offering registered under the Securities Act or (v) securities issued that are deemed in writing by a Two-Thirds Interest to constitute Excluded Shares (collectively, “Excluded Shares”).

(e)       Adjustment for Merger or Consolidation, etc.

(i)        Upon the election of a Two-Thirds Interest made in connection with any merger or consolidation of the Company with or into another corporation (or other legal entity), any sale of all or substantially all of the assets of the Company to another corporation (or other legal entity), this Warrant shall thereafter be exercisable (or shall be converted into a security that shall be exercisable) for the kind and amount of shares of stock or other securities or property to which a Holder of the number of shares of Common Stock of the Company deliverable upon the exercise of this Warrant in full would have been entitled upon such merger, consolidation, or asset sale (and any distribution of assets to stockholders following such asset sale); and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in Section 2.2 set forth with respect to the rights and interests thereafter of the Holder, to the end that the provisions set forth in Section 2.2 (including provisions with respect to changes in and other adjustments of the Antidilution Price) shall thereafter be applicable, as nearly as possible, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant. Any election by a Two-Thirds Interest pursuant to this Section 2.2(e) shall be made by written notice to the Company and the other Holders at least five (5) Business Days prior to the closing of the relevant transaction. Upon the election of such Two-Thirds Interest hereunder, the Holder shall be deemed to have elected to adjust the Warrant as provided in this Section 2.2(e) and such election shall bind the Holder. Notwithstanding anything to the contrary contained herein, the Holder shall have the right to elect to exercise the Warrant immediately prior to or simultaneously with the consummation of such merger, consolidation or asset sale in accordance with the provisions of Section 1. if applicable, instead of giving effect to the provisions contained in this Section 2.2(e)

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(ii)       The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor (if other than the Company) resulting from such consolidation or merger or the person purchasing such assets shall assume by written instrument executed and delivered to the Holder, the obligation to deliver to the Holder such shares, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to receive upon the exercise of this Warrant (or the security into which such Warrant is to be converted in connection with the consummation of such transaction).

(f)        Record Date. If the Company takes a record of the Holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(g)       Other Dilutive Events. In case any event shall occur after the Closing Date as to which, but for this Section 2.2(g), the provisions of this Section 2 are not directly applicable, and the failure to make any adjustment would not in the reasonable opinion of a Two-Thirds Interest fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections, then, in each case, at the request of a Two-Thirds Interest, the Company shall appoint an independent investment bank of recognized national standing (which shall be completely independent of the Company and shall be reasonably satisfactory to a Two-Thirds Interest), which shall give its opinion upon the adjustment, if any, on the basis consistent with the essential intent and principles established in this Section 2, necessary to preserve, without dilution, the purchase rights by this Warrant. Upon receipt of such opinion, the Company shall promptly mail a copy thereof to the Holder and shall make the adjustments, if any, described therein.

Section 3.     Redemption and Cancellation of Warrants

3.1.     Put Right. At any time after the earlier of (i) a Liquidity Event (as defined in the Charter), (ii) the first firm commitment underwritten public offering of Common Stock and (iii) February 1, 2011, the Holder may require that the Company purchase this Warrant in whole at the Redemption Price (as defined below) by delivery of a written notice to the Company (the date such notice is delivered to the Company shall hereinafter be referred to as, the “Put Demand Date”). The Company shall pay the Redemption Price to the Holder as soon as reasonably practicable (the “Put Payment Date”), but in no event later than thirty (30) days after the Put Demand Date (the “Put Demand Period”), upon surrender of this Warrant to the Company or, if requested by the Holder without surrender of this Warrant, by wire transfer of immediately available funds to an account or accounts designated in writing by the Holder.

(b)       Upon surrender of this Warrant in accordance with the procedures set forth in Section 3.1 (a), the right to purchase shares of Common Stock represented by this Warrant shall terminate, and this Warrant shall represent the right of the Holder to receive only

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the applicable Redemption Price from the Company in accordance with Section 3.1. The Holder’s right to demand redemption of this Warrant pursuant to this Section 3.1 shall be referred to herein as the Holder’s “Put Right.”

3.2.     Default; Automatic Conversion into Debt. In the event that the Company fails to purchase this Warrant prior to the expiration of the Put Demand Period, then the exercise by the Holder of the Put Right pursuant to this Section 3 shall automatically be rescinded; provided that, the Redemption Price ultimately paid to the Holder shall equal the greater of (a) the Redemption Price with respect to the first Put Right exercise and (b) the Redemption Price with respect to the Put Right exercise that is not rescinded pursuant to this Section 3.2.

Section 4.     Covenants of the Company

4.1.     The Company covenants and agrees that:

(a)       all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable;

(b)       during the period within which this Warrant may be exercised, it will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of rights represented by this Warrant;

(c)       if any shares of Common Stock reserved or to be reserved to provide for the exercise of this Warrant require registration with or approval of any governmental or self-regulatory authority under any federal or state law or stock exchange or NASDAQ rule before such shares may be validly issued, then it shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be;

(d)       if it shall have filed a registration statement pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or a registration statement pursuant to the requirements of the Securities Act, the Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act and will comply with all other public information reporting requirements the securities and exchange commission (including Rule 144 promulgated by such commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any restricted securities; and

(e)       it shall not, by amendment to its certificate of incorporation (whether by way of merger, operation of law, or otherwise) or reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, agreement or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company and shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment as if the Holder was a stockholder of the Company entitled to the benefit of fiduciary duties afforded to

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stockholders under Delaware law. Any successor to the Company shall agree in writing, as a condition to such succession, to carry out and observe the obligations of the Company hereunder with respect to this Warrant.

Section 5.     Transfer

5.1.     Registration.

(a)       Registration. The Company shall number and register the Warrants in a register maintained at the principal office of the Company (the “Office”). The Company shall be entitled to treat the Holder of the Warrants as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other person. Any Warrant may be transferred or endorsed to another party in whole or in part by surrendering to the Company, or its duly authorized agent, for cancellation the existing warrant certificate evidencing the Warrant to be transferred, endorsed or accompanied by a written instrument of transfer, in form reasonably satisfactory to the Company, duly executed by the Holder thereof in person or by a duly authorized representative, agent or attorney-in-fact appointed in writing.

5.2.     Restrictive Legend.

(a)       This Warrant and the Warrant Shares issuable upon exercise thereof, are subject to the terms of that certain Stockholders Agreement, dated as of the date hereof, by and among the Company and the Stockholders and Investors party thereto (the “Stockholders Agreement”). Each certificate representing shares of Common Stock issued upon exercise of this Warrant and each certificate representing shares of Common Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the form as follows:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OR TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (2) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THIS SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF A CERTAIN STOCKHOLDERS AGREEMENT, DATED AS OF FEBRUARY 1, 2006. A COMPLETE AND CORRECT COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

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THE  ISSUER WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS,  LIMITATIONS  OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

(b)       If at any time any securities other than shares of Common Stock shall be issuable upon the exercise of this Warrant, such securities shall bear a legend similar to the one set forth above. Whenever the legend requirement imposed by the Stockholders Agreement shall terminate, the Holder shall be entitled to receive within five (5) Business Days from the Company, at the Company’s expense, a new Warrant certificate or certificates and new stock certificates representing Common Stock issued upon exercise of this Warrant, in each case, without such legends.

5.3.     Registration of Warrants and Common Stock. The shares of Common Stock issuable upon exercise of this Warrant shall constitute Registrable Securities (as such term is defined in the Registration Rights Agreement dated as of the date hereof by and among the parties therein). Each holder of any shares of Common Stock (and other securities) issued upon exercise of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and such holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such holder as a holder of such Registrable Securities. At any such time as Common Stock is listed on any national securities exchange, the Company will, at its sole expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance; and the Company will also list on such national securities exchange, and will maintain such listing of, any other securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

Section 6.     Miscellaneous

6.1.     Notice of Adjustments.

(a)       In each case of any adjustment or readjustment in the Antidilution Price, and the Warrant Shares issuable upon exercise of this Warrant, the Company shall promptly thereafter compute such adjustment or readjustment in accordance with the terms of this Warrant and provide a written report thereof certified by the Chief Financial Officer or Treasurer of the Company to the Holder stating the number of Warrant Shares and the Antidilution Price, after giving effect to such adjustment or readjustment, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

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(b)       The Company shall, within ten (10) days of receipt of a written request by a Two-Thirds Interest, cause independent certified public accountants of recognized national standing, which may be the regular auditors of the Company, selected by the Company to verify such computations reported pursuant to Section 6.1 (a), other than any computation that pursuant to the provisions of this Warrant are to be determined reasonably and in good faith by the Board of Directors. The Company shall promptly prepare, and remit to the Holder, a copy of such independent accountant’s report setting forth such adjustment or readjustment, showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of:

(i)        the consideration received or to be received by the Company for any shares of Common Stock, Options, or Convertible Securities issued or sold or deemed to have been issued;

(ii)       the Common Stock Deemed Outstanding; and

(iii)      the Antidilution Price in effect immediately prior to such issuance or sale and as adjusted or readjusted.

(c)       The Company shall also keep copies of all such reports generated pursuant t o this Section 6.1 at its principal offices and will cause the same to be available for inspection at such offices during normal business hours by the Holder or any prospective purchaser of this Warrant designated by Holder.

6.2.     Notice of Certain Events. In case at any time:

(a)       the Company shall pay any dividend upon, or make any distribution in respect of, its stock of the Company;

(b)       the Company shall propose to register any of its equity securities under the Securities Act in connection with a public offering;

(c)       there shall be any proposed capital reorganization, or reclassification of the capital stock, of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another person; or

(d)       there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one (1) or more of said cases, the Company shall give notice to the Holder of the date on which (i) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (ii) such public offering, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall be given not less than ten (10) days prior to the record date or the date on which the transfer books of the Company are to be closed in respect thereto in the case of an action specified in clause (i) and at least twenty (20) days prior to the action in question in the case of an action specified in clause (ii).

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6.3.     Notice. Any notice that is required or provided to be given under this Warrant shall be deemed to have been sufficiently given and received for all purposes when delivered in writing by hand, telecopy, telex or other method of facsimile, or five (5) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two (2) days after being sent by overnight delivery providing receipt of delivery, to the following addresses: if to the Company, OpenLink Financial, Inc., 1502 Reckson Plaza, West Tower -15th Floor, Uniondale, NY 11556-1502, Attention: Kevin Hesselbirg, Facsimile: (516) 394-1193, or at any other address designated by the Company to Holder; if to Holder, c/o TA Associates, Inc., 125 High Street, Suite 2500, Boston, MA 02110, Attention: Jonathan W. Meeks, Facsimile: (617) 574-6728, or at any other address designated by Holder to the Company in writing.

6.4.     No Change in Warrant Terms on Adjustment. Irrespective of any adjustment in the Antidilution Price or the number of shares of Common Stock, this Warrant, whether theretofore or thereafter issued or reissued, may continue to express the same price and number of shares of Common Stock as are stated herein and the Antidilution Price and such number of Common Stock shares specified herein shall be deemed to have been so adjusted.

6.5.     Issuance and Transfer Taxes. The issuance of certificates for shares of Common Stock upon any exercise of this Warrant shall be made without charge to Holder for any issuance tax in respect thereto.

6.6.     Exchange of Warrant. This Warrant is exchangeable at no cost to the Holder upon the surrender hereof by the Holder at such office or agency of the Company, for a new warrant of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares that may be subscribed for and purchased hereunder from time to time after giving effect to all the provisions hereof, each of such new warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

6.7.     Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall at no cost to the Holder, on such terms as to indemnity or otherwise as the Company may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

6.8.     Governing Law. This Warrant shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of New York, without giving effect to conflict of laws principles thereof.

6.9.     Section Headings; Construction. The descriptive headings in this Warrant have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof. The parties have participated jointly in the negotiation and drafting of this Warrant and the other agreements, documents and instruments executed and delivered in connection herewith with counsel sophisticated in investment

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transactions. In the event an ambiguity or question of intent or interpretation arises, this Warrant shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Warrant and the agreements, documents and instruments executed and delivered in connection herewith.

6.10.   Dispute Resolution. (a)     All disputes, claims, or controversies arising out of or relating to this Warrant, or any other agreement executed and delivered pursuant to or in connection with this Warrant or the negotiation, breach, validity, termination or performance hereof and thereof or the transactions contemplated hereby and thereby, that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be conducted before Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in New York, New York before a single independent arbitrator (the “Arbitrator”). The parties understand and agree that this arbitration shall apply equally to claims of fraud or fraud in the inducement.

(b)       The parties covenant and agree that the arbitration shall commence within 120 days of the date on which a written demand for arbitration is filed by any party hereto (the “Filing Date”). In connection with the arbitration proceeding, the Arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the Arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the Arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party shall provide to the other, no later than seven days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witnesses or experts. The Arbitrator’s decision and award shall be made and delivered within 180 days of the Filing Date. The Arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The Arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Warrant, and each party hereby irrevocably waives any claim to such damages.

(c)       The parties covenant and agree that they will participate in the arbitration in good faith and that they will (i) bear their own attorneys’ fees, costs and expenses in connection with the arbitration, and (ii) share equally in the fees and expenses charged by the Arbitrator. Any party unsuccessfully refusing to comply with an order of the Arbitrators shall be liable for costs and expenses, including attorneys’ fees, incurred by the other party in enforcing the award. This Section 6.10 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the purpose of avoiding immediate and irreparable harm.

6.11.   Consent to Jurisdiction. Except as provided in Section 6.10(c) each of the parties hereto irrevocably and unconditionally consents to the jurisdiction of JAMS to resolve all disputes, claims or controversies arising out of or relating to this Warrant or any other agreement executed and delivered pursuant to or in connection with this Warrant or the negotiation, breach,

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validity, termination or performance hereof and thereof or the transactions contemplated hereby and thereby, and further consents to the sole and exclusive jurisdiction of the state and federal courts located in the State of New York and the city of New York for the purposes of enforcing the arbitration provisions of Section 6.10 of this Warrant. Each party further irrevocably waives any objection to proceeding before the Arbitrator based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that arbitration before the Arbitrator has been brought in an inconvenient forum. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given as provided in Section 6.3. Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto.

6.12.   Remedies; Severability. Notwithstanding Sections 6.10 and 6.11, it is specifically understood and agreed that any breach of the provisions of this Warrant by any person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other remedies which they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by law). Whenever possible, each provision of this Warrant shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Warrant.

6.13.   Integration. This Warrant, the Stockholders Agreement, the Registration Rights Agreement and the Purchase Agreement, including the exhibits referred to herein and therein, constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

6.14.   No Rights or Liabilities as Stockholder. Except as expressly set forth herein, nothing contained in this Warrant shall be construed as conferring upon the Holder any rights as a stockholder of the Company or as imposing any obligation on the Holder to purchase any securities or as imposing any liabilities on the Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or creditors of the Company.

6.15.   Waivers and Consents; Amendments.

(a)       For the purposes of this Warrant and all documents executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof or thereof. No covenant or provision hereof may be waived otherwise than by a written instrument signed by the party or parties so waiving such covenant or other provision contemplated herein.

(b)       No amendment to this Warrant may be made without the written consent of the Company and the Holder.

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6.16.   Certain Definitions. The following terms as used in this Warrant shall have the following meanings:

(a)       “Appraiser” means an independent nationally recognized investment bank or other qualified financial institution acceptable to the Company and the Noteholders (as such term is defined in the Purchase] Agreement).

(b)       “Business Day” means any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the State of New York are authorized or obligated by law or executive order to be closed. Any reference to “days” (unless Business Days are specified) shall mean calendar days.

(c)       “Charter” means the Amended and Restated Certificate of Incorporation of the Company, as may be amended and/or restated from time to time.

(d)       “Closing” means the closing of the transaction contemplated by the Purchase Agreement on the Closing Date.

(e)       “Code” means the Internal Revenue Code of 1986, as amended.

(f)        “Fair Market Value” means either (i) the Market Price, if any, of a share of Common Stock or (ii) if no Market Price exists, the value (which shall not take into effect any minority or illiquidity discounts) of a share of Common Stock as determined by a nationally recognized investment banking firm or accounting firm designated by a Two-Thirds Interest and reasonably acceptable to the Company; provided that if the parties cannot agree on such a firm, each party shall choose a nationally recognized investment banking firm, which shall choose a third nationally recognized firm and that third firm shall determine the Fair Market Value, which determination shall be final and binding. The cost relating to retaining any such firm(s) pursuant t o this definition shall be borne by the Company.

(g)       “Market Price” of any security means the value determined in accordance with the following provisions:

(i)        if such security is listed on a national securities exchange registered under the Exchange Act, a price equal to the average of the closing sales prices for such security on such exchange for each day during the twenty (20) consecutive trading days immediately preceding the date in question; and

(ii)       not so listed, and such security is quoted on NASDAQ, a price equal to the average of the closing bid and asked prices for such security quoted on such system each day during the 20 consecutive trading days immediately preceding the date in question.

(h)       “Redemption Price” means the Fair Market Value of the Warrant as of the applicable Put Demand Date, as determined by an Appraiser (as defined above) and based upon on independent valuation of the Company. In arriving at its determination, the Appraiser shall base any valuation upon, in the case of the Market Price of the Common Stock, the Market Price of the Company assuming (A) the exercise of all outstanding vested warrants, options or

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rights to subscribe for or purchase Common Stock (or other securities) of the Company or other securities immediately exercisable or convertible into Common Stock (or other securities) of the Company and (B) the Company were sold as a going concern, without regard to the existence of any control block, the anticipated impact upon current market prices of any such sale, any discount for minority ownership or the lack or depth of a market for the Common Stock, the Warrants or other securities of the Company, or any other factors concerning the liquidity or marketability of the Common Stock, the Warrants, or other securities of the Company.

6.17.   Other Definitional Provisions.

(a)       Except as otherwise specified herein, all references herein:

(i)        to any person other than the Company, shall be deemed to include such person’s successors and assigns;

(ii)       to the Company shall be deemed to include the Company’s successors; and

(iii)      to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

(b)       When used in this Warrant, the words “herein”, “hereof” and “hereunder”, and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words “Section” and “Exhibit” shall refer to Sections of, and Exhibits to, this Warrant unless otherwise specified.

(c)       Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

[Execution page follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized as of the date first written above.

OPEN LINK FINANCIAL, INC.

By:
Name:
Title:

EXHIBIT A
FORM OF EXERCISE NOTICE

[To be executed only upon exercise of Warrant pursuant to Section 1.1 (a)]

To Open Link Financial, Inc.:

The undersigned registered Holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder,               shares of the Common Stock and herewith makes payment of $                     therefor, and requests that the certificates for such shares be issued in the name of, and delivered to                                     , whose address is                                                                                                    .

Dated:
(Signature must conform in all respects to name
of Holder as specified on the face of Warrant.)

(Street Address)

	(City)	(State)	(Zip Code)

EXHIBIT B
FORM OF EXCHANGE NOTICE

[To be executed only upon net exchange of the Warrant pursuant to Section 1.1(b)]

To Open Link Financial, Inc.:

The undersigned registered Holder of the within Warrant hereby irrevocably exchanges such Warrant with respect to                       shares of the Common Stock which such Holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name of, and delivered to                                               , whose address is                                                                      .

Dated:
(Signature must conform in all respects to name
of Holder as specified on the face of Warrant.)

(Street Address)

	(City)	(State)	(Zip Code)

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

THIS NOTE AND THE RIGHTS EVIDENCED HEREBY ARE SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATED NOTE AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 1, 2006, BY AND AMONG OPEN LINK FINANCIAL, INC., BANK OF AMERICA, N.A. AND THE SUBORDINATED NOTE HOLDERS SIGNATORY THERETO, AND ANY TRANSFEREE BY ACCEPTANCE OF SUCH TRANSFER AGREES TO BE BOUND BY THE TERMS THEREOF.

SENIOR SUBORDINATED CONVERTIBLE NOTE

$392,156.86	February 1, 2006

FOR VALUE RECEIVED, the undersigned, Open Link Financial, Inc., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of TA Investors II, L.P., a Delaware limited partnership (the “Noteholder”), the principal sum of $392,156.86, together with interest on the unpaid principal amount from time to time outstanding at the rate or rates and computed and payable at the times as described in the Note Purchase Agreement (as hereinafter defined). Payments of the principal hereof shall be made as provided in the Note Purchase Agreement. Notwithstanding any other provision of this note, the entire balance of principal and accrued and unpaid interest shall be paid in full on December 31, 2011.

This note is one of the Convertible Subordinated Notes referred to in the Subordinated Convertible Note Purchase Agreement, dated as of February 1, 2006 (as the same may be amended, modified or supplemented from time to time, the “Note Purchase Agreement”) by and among Borrower and the Noteholders named therein. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Note Purchase Agreement.

The Noteholder may convert this note at any time pursuant to the terms of the Note Purchase Agreement into (i) a Subordinated Note due December 31, 2011 in the aggregate principal amount outstanding on the Convertible Subordinated Notes at the time of conversion and Borrower shall pay all accrued but unpaid interest on the Convertible Subordinated Notes on the date of conversion, in the form attached hereto as Exhibit A and (ii) a Warrant for the purchase of 18,741 shares of Common Stock of the Borrower (subject to adjustment as provided therein), exercisable at a price of $0.01 (subject to adjustment), in the form attached hereto as Exhibit B. all as further described in the Note Purchase Agreement.

Subject to, and at all times in accordance with, the provisions of the Note Purchase Agreement (i) Borrower shall have the right, at any time, to voluntarily prepay all or any part of the outstanding principal amount of this note, and (ii) the Noteholder shall have the right to require Borrower to repurchase this note upon the occurrence of a Mandatory Repurchase Event.

In addition to the payment of interest as provided above, Borrower shall, on demand, pay interest on any overdue installments of principal and, to the extent permitted by applicable law, on overdue installments of interest at the rate set forth in, and in accordance with the provisions of, the Note Purchase Agreement.

The holder of this note is entitled to all the benefits and rights of a Noteholder under the Note Purchase Agreement to which reference is hereby made for a statement of the terms and conditions under which the entire unpaid balance of this note, or any portion thereof, shall become immediately due and payable. Notwithstanding anything in this note to the contrary, the terms and provisions of this note shall at all times be governed by and subject to all of the terms and provisions of the Note Purchase Agreement. To the extent that there is any conflict with, or inconsistency between, the terms and provisions of this note and the terms and provisions of the Note Purchase Agreement, the terms and provisions of the Note Purchase Agreement shall at all times govern and control.

Borrower hereby waives presentment, demand, notice, protest and other demands and notices in connection with the delivery, acceptance or enforcement of this note.

No delay or omission on the part of the holder of this note in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note, and a waiver, delay or omission on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

The terms and provisions of this note are subject to the terms and provisions of the Note Purchase Agreement, including, without limitation, its dispute resolution provisions.

This note shall be deemed to be under seal, and all rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein).

OPEN LINK FINANCIAL, INC.

By:	/s/ Coleman Fung
Name: Coleman Fung
Title: Chief Executive Officer

Exhibit A

Form of Subordinated Note

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKYLAWS.

THIS NOTE AND THE RIGHTS EVIDENCED HEREBY ARE SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATED NOTE AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY       , 2006, BY AND AMONG OPEN LINK FINANCIAL, INC., BANK OF AMERICA, N.A. AND THE SUBORDINATED NOTE HOLDERS SIGNATORY THERETO, AND ANY TRANSFEREE BY ACCEPTANCE OF SUCH TRANSFER AGREES TO BE BOUND BY THE TERMS THEREOF.

SUBORDINATED NOTE

$	, 200

FOR VALUE RECEIVED, the undersigned, Open Link Financial, Inc., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of [Name of Holder], a [entity type/jurisdiction of organization] (the “Noteholder”), the principal sum of $                    , together with interest on the unpaid principal amount from time to time outstanding at the rate or rates and computed and payable at the times as described in the Note Purchase Agreement (as hereinafter defined). Payments of the principal hereof shall be made as provided in the Note Purchase Agreement. Notwithstanding any other provision of this note, the entire balance of principal and accrued and unpaid interest shall be paid in full on December 31, 2011.

This note is one of the Subordinated Notes referred to in the Subordinated Convertible Note Purchase Agreement dated as of February           , 2006 (as the same may be amended, modified or supplemented from time to time, the “Note Purchase Agreement”) by and among Borrower and the Noteholders named therein. This note has been issued by Borrower to the Noteholder in connection with a conversion of the Convertible Subordinated Note due December 31, 2011 issued by Borrower to the Noteholder on February           , 2006 pursuant to the terms of the Note Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Note Purchase Agreement.

Subject to, and at all times in accordance with, the provisions of the Note Purchase Agreement (i) Borrower shall have the right, at any time, to voluntarily prepay all or any part of the outstanding principal amount of this note and (ii) the Noteholder shall have the right to require Borrower to repurchase this note upon the occurrence of a Mandatory Repurchase Event.

In addition to the payment of interest as provided above, Borrower shall, on demand, pay interest on any overdue installments of principal and, to the extent permitted by applicable law, on overdue installments of interest at the rate set forth in, and in accordance with the provisions of, the Note Purchase Agreement.

The holder of this note is entitled to all the benefits and rights of a Noteholder under the Note Purchase Agreement to which reference is hereby made for a statement of the terms and conditions under which the entire unpaid balance of this note, or any portion thereof, shall become immediately due and payable. Notwithstanding anything in this note to the contrary, the terms and provisions of this note shall at all times be governed by and subject to all of the terms and provisions of the Note Purchase Agreement. To the extent that there is any conflict with, or inconsistency between, the terms and provisions of this note and the terms and provisions of the Note Purchase Agreement, the terms and provisions of the Note Purchase Agreement shall at all times govern and control.

Borrower hereby waives presentment, demand, notice, protest and other demands and notices in connection with the delivery, acceptance or enforcement of this note.

No delay or omission on the part of the holder of this note in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note, and a waiver, delay or omission on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

The terms and provisions of this note are subject to the terms and provisions of the Note Purchase Agreement, including, without limitation, its dispute resolution provisions.

This note shall be deemed to be under seal, and all rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein).

OPEN LINK FINANCIAL, INC.

By:
Name:
Title:

Exhibit B

Form of Warrant

Warrant No.	,
20

FORM OF
WARRANT TO PURCHASE COMMON STOCK
OF
OPEN LINK FINANCIAL, INC.

THIS WARRANT AND THE UNDERLYING SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES AND (2) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT AND THE UNDERLYING SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO THE PROVISIONS OF A CERTAIN STOCKHOLDERS AGREEMENT, DATED AS OF FEBRUARY 1, 2006. A COMPLETE AND CORRECT COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

THIS WARRANT AND THE RIGHTS EVIDENCED HEREBY ARE SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATED NOTE AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 1, 2006, BY AND AMONG OPEN LINK FINANCIAL, INC., BANK OF AMERICA, N.A. AND THE SUBORDINATED NOTE HOLDERS SIGNATORY THERETO, AND ANY TRANSFEREE BY ACCEPTANCE OF SUCH TRANSFER AGREES TO BE BOUND BY THE TERMS THEREOF.

Open Link Financial, Inc., a Delaware corporation (together with its successors, the “Company”), hereby certifies that, for value received,                      (together with its successors and assigns and any transferee of this Warrant, and its successors and assigns, the “Holder”), is entitled, subject to the terms and conditions set forth in this warrant (this “Warrant”), to purchase from the Company, at any time or times on or after the date hereof, but not after 5:00 P.M., New York, New York time on                     , 2016 (the “Expiration Date”),                          duly authorized, validly issued, fully paid, nonassessable shares of Common Stock (as defined below) (as further defined below, the “Warrant Shares”), which shall be adjusted or readjusted from time to time as provided in this Warrant, at an initial purchase price per share equal to $0.01, which shall be adjusted or readjusted from time to time in connection with any stock splits, stock dividends, recapitalizations or like transactions affecting the Common Stock (as adjusted, the “Warrant Price”); provided; however, that notwithstanding the foregoing, in no event shall the Warrant Price be reduced to a number that is less than the par value of the Common Stock at the date of exercise of this Warrant.

This Warrant is a Common Stock purchase warrant issued in connection with the conversion of the Senior Subordinated Convertible Notes due December 31, 2011 issued by the Company (the “Convertible Notes”) to the Holder pursuant to that certain Subordinated Convertible Note Purchase Agreement dated as of February 1, 2006 (the “Closing Date”) (as it may be amended from time to time, the “Purchase Agreement”) by and among the Company and the Noteholders named therein (this Warrant, together with the other warrants issuable upon conversion of the Convertible Notes, the “Warrants”). The Warrants represent a right to purchase an aggregate of 955,773 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to adjustment as provided herein. For purposes of this Warrant Certificate, “Holders” shall mean the holders of the Warrants and “Warrant Shares” shall mean shares of Common Stock; provided, however, that if, in accordance with Section 2 hereof, the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the “Warrant Shares” shall mean the securities so issuable by such entity or the securities of the class of securities so issuable.

All capitalized terms used herein that are not otherwise defined shall have the meanings set forth in the Purchase Agreement.

Section 1.     Exercise; Exchange of Warrant

1.1.     Manner of Exercise; Exchange.

(a)       Exercise. The Holder may exercise this Warrant, in whole or in part (except as to a fractional share), at any time and from time to tune during normal business hours on any Business Day on or after the conversion date of the Convertible Notes prior to the Expiration Date, by (i) delivering to the Company a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), duly executed by the Holder, specifying the number of Warrant Shares (determined without any regard to any adjustment thereto) to be issued to the Holder as a result of such exercise, (ii) surrendering this Warrant to the Company, properly endorsed by the Holder (or if this Warrant has been destroyed, stolen or has otherwise been misplaced, by delivering to the Company an affidavit of loss duly executed by the Holder), and (iii) tendering payment for the shares of Common Stock designated by the Exercise Notice in lawful money of the United States in the form of cash, bank or certified check made payable to the order of the Company, or by wire transfer of immediately available funds, or by the cancellation of indebtedness of the Company owed to the Holder, including by surrender of any of the Senior Subordinated Notes due February 1, 2011, or in any combination thereof, of an amount equal to the product of (A) the Warrant Price and (B) the number of Warrant Shares (determined without any regard to any adjustment thereto) as to which this Warrant is being exercised.

(b)       Net Exchange. The Holder may, in lieu of exercising or converting this Warrant pursuant to the terms of Section 1.1 (a), elect to exchange this Warrant, in whole or in part (except as to a fractional share), at any time and from time to time during normal business hours on any Business Day on or prior to the Expiration Date by (i) delivering to the Company a written notice, in the form attached hereto as Exhibit B (the “Exchange Notice”), duly executed by the Holder, specifying the number of Warrant Shares (without giving effect to any adjustment thereto) to be issued to the Holder as a result of such exchange, and (ii) surrendering this Warrant t o the Company, properly endorsed by the Holder (or if this Warrant has been destroyed, stolen or has otherwise been misplaced, by delivering to the Company an affidavit of loss duly executed by the Holder), and the Holder shall thereupon be entitled to receive the number of Warrant Shares equal to the product of (A) the number of Warrant Shares issuable upon exercise of this Warrant (or, if only a portion of this Warrant is being exercised, issuable upon the exercise of such portion) for cash, determined as provided in Section 2, and (B) a fraction, the numerator of which is the Fair Market Value per share of Common Stock at the time of such exercise minus the Warrant Price in effect at the time of such exercise, and the denominator of which is the Fair Market Value per share of Common Stock at the time of such exercise, such number of shares so issuable upon such exchange to be rounded up or down to the nearest whole number of shares of Common Stock.

(c)       The “exchange” of this Warrant pursuant to Section 1.1(b) is intended to qualify as a recapitalization within the meaning of Section 368(a)(l)(E) of the Code.

(d)       For all purposes of this Warrant (other than this Section 1.1), any reference herein to the “exercise” of this Warrant shall be deemed to include a reference to the exchange of this Warrant into Common Stock in accordance with the terms of Section 1.1(b), and any reference to an “Exercise Notice” shall be deemed to include a reference to an Exchange Notice in accordance with the terms of Section 1.1(b).

1.2.     When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall be deemed to have been surrendered to the Company as provided in Section 1.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided in Section 1.3 shall be deemed to have become the Holder or Holders of record thereof.

1.3.     Delivery of Stock Certificates Upon Exercise. As soon as practicable after exercise of this Warrant in accordance with this Section 1, but in no event later than five (5) Business Days after such exercise, the Company shall at its expense cause to be issued in the name of and delivered to the Holder or, subject to Section 5 of this Warrant, as the Holder may direct: (a) a certificate or certificates for the number of Warrant Shares, determined as provided in Section 2 of this Warrant, to which the Holder shall be entitled upon such exercise and, (b) unless this Warrant has expired or has been exercised in full, a new Warrant (or Warrants) substantially in the form of, and on the terms in, this Warrant, for the number of Warrant Shares remaining following such exercise (determined without any regard to any adjustment thereto), and shall be subject to adjustment as provided for in this Warrant as of the date hereof. Exercise of the Warrant shall be subject to compliance, if necessary, with applicable provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the

Company shall make and cooperate with the Holder in making any filings required thereunder. The Company agrees to reimburse the Holder for all expenses incurred in connection with the exercise of the Warrant (excluding payment of the Warrant Price); provided, however, that the Company (i) shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrants or any certificates representing Warrant Shares in a name other than that of a Holder, and the Company shall not be required to issue or deliver such Warrant or certificate for Warrant Shares unless and until the Person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid and (ii) and the Holder shall each pay half of any reasonable fees paid or expenses incurred by the Holder in connection with any filings required under the HSR Act.

Section 2.     Adjustments to Number and Type of Warrant Shares

2.1.     General. The number of Warrant Shares that the Holder shall be entitled to receive upon exercise of this Warrant shall be determined by multiplying the number of Warrant Shares that would otherwise (but for the provisions of this Section 2) be issuable upon such exercise, as designated by the Holder in the Exercise Notice, by a fraction, (i) the numerator of which shall be $2.7696 (the “Target Price”), and (ii) the denominator of which shall be the “Antidilution Price” in effect for this Warrant on the date of such exercise. The initial Antidilution Price for this Warrant shall be the Target Price, which Antidilution Price shall be subject to adjustment as provided in this Section 2. If any of the events as described in this Section 2 (other than those events in Section 2.2(d)(vii)) shall occur after the Closing Date, but prior to the issuance of this Warrant upon conversion of the Convertible Notes held by the Holder, the number of Warrant Shares or other securities purchasable upon exercise of the Warrant shall be adjusted to the same extent as if this Warrant was outstanding as of the Closing Date.

2.2.     Adjustments.

(a)       Subdivision or Combination of Common Stock. If the Company shall at any time after the Closing Date subdivide its outstanding shares of Common Stock into a greater number of shares (by any stock split, stock dividend or otherwise), then the Antidilution Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, if the Company shall at any time after the Closing Date combine its outstanding shares of Common Stock into a smaller number of shares (by any reverse stock split or otherwise), then the Antidilution Price in effect immediately prior to such combination shall be proportionately increased.

(b)       Reorganization or Reclassification. If at any time after the Closing Date any capital reorganization or reclassification of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby the Holder shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the Warrant Shares immediately theretofore receivable upon the exercise of this Warrant in full, as the case may be, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such exercise of this Warrant in full had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Antidilution Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

(c)       Dividends and Distributions.

(i)        Stock Dividends. If the Company at any time or from time to time after the Closing Date declares a dividend or makes any other distribution upon any stock of the Company (other than its Common Stock) that is payable in Common Stock, Options or Convertible Securities, then any such Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration, and the Antidilution Price shall be adjusted pursuant to Section 2.2(d); provided, that no adjustment shall be made to the Antidilution Price as a result of such dividend or distribution if holders of not less than two-thirds of the Warrant Shares then issuable with respect to outstanding Warrants or Warrants issuable upon conversion of the Convertible Notes (a “Two-Thirds Interest”), on behalf of themselves and all other Holders, each of whom shall be bound thereby, elect to receive and actually receive such dividend or distribution; provided, further, that if any adjustment is made to the Antidilution Price as a result of the declaration of a dividend and such dividend is not effected, the Antidilution Price shall be appropriately readjusted.

(ii)       Other Dividends and Distributions. If the Company at any time or from time to time after the Closing Date makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in:

(A)      securities or other property of the Company other than shares of Common Stock, Options or Convertible Securities, then in each such event provision shall be made so that the Holder shall receive upon exercise of this Warrant, in addition to the Common Stock issuable upon such exercise, the amount of such other securities or the value of such other property that the Holder would have received had this Warrant been exercised on the record date of such event and had the Holder thereafter, during the period from the date of such event to and including the exercise date, retained such securities or other property receivable by the Holder during such period giving application to all adjustments called for during such period under Section 2 with respect to the rights of the holders of Warrants; provided, that no such provision shall be made if the Holder receives, upon the election of a Two-Thirds Interest, simultaneously with all other recipients a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as the Holder would have received if this Warrant had been exercised for Common Stock on the record date of such event and; and

(B)       Common Stock, Options or Convertible Securities, then a Two-Thirds Interest shall be entitled to elect to receive such dividend or distribution as if the Holders had exercised all of the Warrants in full on the date such record is taken; provided, that in the event a Two-Thirds Interest so elects and all of the Holders actually receive such dividend or distribution, the Antidilution Price shall not be adjusted pursuant to the provisions of Section 2.2 with respect to such dividend or distribution. In the event no such election is made, the provisions of Section 2.2(d) shall apply with respect to such dividend or distribution.

(d)       Issuances. Except as provided in Sections 2.2(c) and 2.2(d)(vii) and except in the case of an event described in Section 2.2(a), if at any time after the Closing Date, the Company issues or sells, or is, in accordance with this Section 2.2(d), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Antidilution Price in effect immediately prior to such issuance or sale, then, upon such issuance or sale (or deemed issuance or sale), the Antidilution Price shall be reduced to the price determined by dividing (x) the sum of (A) the Common Stock Deemed Outstanding (as defined below) immediately prior to such issuance or sale (or deemed issuance or sale) multiplied by the Antidilution Price then in effect and (B) the consideration, if any, received by the Company upon such issuance or sale (or deemed issuance or sale) by (y) the Common Stock Deemed Outstanding immediately after such issuance or sale (or deemed issuance or sale).

For purposes of this Section 2.2(d) the following shall also be applicable:

(i)        Issuance of Rights or Options. If the Company, at any time after the Closing Date, in any manner, grants (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options to purchase, shares of Common Stock or any stock or security convertible into or exercisable or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exercisable or exchangeable stock or securities being called “Convertible Securities”), in each case for consideration per share (determined as provided in this paragraph and in Section 2.2(d)(iv)) less than the Antidilution Price then in effect, whether or not such Options or Convertible Securities are immediately exercisable, convertible or exchangeable, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options, or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon exercise of such Options, shall be deemed to have been issued as of the date of granting of such Options, at a price per share equal to the amount determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange of Convertible Securities, by (B) the total maximum number of shares of Common Stock deemed to have been so issued. Except as otherwise provided in Section 2.2(d)(iii), no adjustment of the Antidilution Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

(ii)       Issuance of Convertible Securities. If the Company, at any time after the Closing Date, in any manner, issues or sells any Convertible Securities for consideration per share (determined as provided in this paragraph and in Section 2.2(d)(iv)) less than the Antidilution Price then in effect, whether or not the right to exchange or convert any such Convertible Securities is immediately exercisable, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issuance or sale of such Convertible Securities, at a price per share equal to the amount determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock deemed to have been so issued; provided, that (1) except as otherwise provided in Section 2.2(d)(iii), no adjustment of the Antidilution Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (2) if any such issuance or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities, no further adjustment of the Antidilution Price shall be made by reason of such issuance or sale.

(iii)      Change in Option Price or Conversion Rate; Termination of Options or Convertible Securities. If at any time after the Closing Date a change occurs in (A) the maximum number of shares of Common Stock issuable in connection with any Option referred to in Section 2.2(d)(i) or any Convertible Securities referred to in Section 2.2(d)(i) or (ii), (B) the purchase price provided for in any Option referred to in Section 2.2(d)(i),. (C) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 2.2(d)(i) or (ii), or (D) the rate at which Convertible Securities referred to in Section 2.2(d)(i) or (ii) are convertible into or exchangeable for Common Stock (in each case, other than in connection with an event described in Section 2.2(a)(vii)), then the Antidilution Price in effect at the time of such event shall be readjusted to the Antidilution Price that would have been in effect at such time had such Options or Convertible Securities that remain outstanding provided for such changed maximum number of shares, purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Warrant Price then in effect is thereby reduced. Upon the termination of any such Option or any such right to convert or exchange such Convertible Securities, the Antidilution Price then in effect hereunder shall be increased to the Antidilution Price that would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination (i.e., to the extent that fewer than the number of shares of Common Stock deemed to have been issued in connection with such Option or Convertible Securities were actually issued), never been issued or been issued at such higher price, as the case may be.

(iv)      Consideration for Stock. In case any shares of Common Stock are issued or sold, or deemed issued or sold, at any time after the Closing Date for cash, the consideration received therefor shall be deemed to be the amount received or to be received by the Company therefor (determined with respect to deemed issuances and sales in connection with Options and Convertible Securities in accordance with clause (A) of Section 2.2(d)(i) or Section 2.2(d)(ii). as appropriate) determined in the manner set forth below in this Section 2.2(d)(iv). If any shares of Common Stock are issued or sold, or deemed issued or sold, for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration received or to be received by the Company (determined with respect to deemed issuances and sales in connection with Options and Convertible Securities in accordance with clause (A) of Section 2.2(d)(i) or Section 2.2(d)(ii), as appropriate) as determined in good faith by the Board of Directors of the Company (the “Board of Directors”) and a Two-Thirds Interest. If any Options are issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors and a Two-Thirds Interest. If the Company and a Two-Thirds Interest are unable to reach agreement as to the value of such consideration, then the value thereof will be determined by an independent appraisal by a mutually agreed to investment banker, the fees of which shall be paid by the Company.

(v)       Other Issuances or Sales: Indeterminable Amounts. In calculating any adjustment to the Antidilution Price pursuant to this Section 2.2(d) any Options or Convertible Securities that provide, as of the effective date of such adjustment, for the issuance upon exercise or conversion thereof of an indeterminable number of shares of Common Stock shall (together with the shares of Common Stock issuable upon exercise or conversion thereof) be disregarded for purposes of the calculation of Common Stock Deemed Outstanding; provided. that at such time as a number of shares of Common Stock issuable upon exercise or conversion of such Options or Convertible Securities becomes determinable, then the Antidilution Price shall be adjusted as provided in Section 2.2(d)(iii).

(vi)      Common Stock Deemed Outstanding. The term “Common Stock Deemed Outstanding” shall mean the sum of (A) the number of shares of Common Stock outstanding immediately following the Closing Date (including for this purpose all shares of Common Stock issuable upon exercise or conversion of any outstanding Options or Convertible Securities outstanding immediately after the Closing Date), plus (B) the number of shares of Common Stock issued or sold (or deemed issued or sold) after the Closing Date; provided, that Common Stock Deemed Outstanding shall not include shares of Convertible Preferred Stock of the Company or any shares of Common Stock issuable upon exercise of the Convertible Preferred Stock or the Warrants.

(vii)     Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment to the Antidilution Price in the case of the issuance from and after the Closing Date of (i) shares of

Common Stock upon conversion of shares of Convertible Preferred Stock or exercise of the Warrants; (ii) up to 3,131,127 (such amount to be appropriately adjusted for stock splits, stock dividends, recapitalizations and the like) shares of Common Stock or options therefor to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation, in each case authorized by the Board of Directors and issued pursuant to the Corporation’s 2006 Stock Option and Grant Plan; (iii), up to 1,793,105 (such amount to be appropriately adjusted for stock splits, stock dividends, recapitalizations and the like) shares of Common Stock or options therefor to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation, in each case authorized by the Board of Directors and issued pursuant to the Corporation’s Amended and Restated 1995 Stock Option Plan; (iv) securities issued as consideration for the purchase of stock or assets in any acquisition, merger, joint venture, partnership or other strategic alliance; (v) shares of Common Stock issued pursuant to a stock split, stock dividend or other transaction contemplated by Section A.7(c) of the Company’s certificate of incorporation; and (vi) shares of Common Stock issued in a public offering registered under the Securities Act or (v) securities issued that are deemed in writing by a Two-Thirds Interest to constitute Excluded Shares (collectively, “Excluded Shares”).

(e)                     Adjustment for Merger or Consolidation, etc.

(i)         Upon the election of a Two-Thirds Interest made in connection with any merger or consolidation of the Company with or into another corporation (or other legal entity), any sale of all or substantially all of the assets of the Company to another corporation (or other legal entity), this Warrant shall thereafter be exercisable (or shall be converted into a security that shall be exercisable) for the kind and amount of shares of stock or other securities or property to which a Holder of the number of shares of Common Stock of the Company deliverable upon the exercise of this Warrant in full would have been entitled upon such merger, consolidation, or asset sale (and any distribution of assets to stockholders following such asset sale); and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in Section 2.2 set forth with respect to the rights and interests thereafter of the Holder, to the end that the provisions set forth in Section 2.2 (including provisions with respect to changes in and other adjustments of the Antidilution Price) shall thereafter be applicable, as nearly as possible, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant. Any election by a Two-Thirds Interest pursuant to this Section 2.2(e) shall be made by written notice to the Company and the other Holders at least five (5) Business Days prior to the closing of the relevant transaction. Upon the election of such Two-Thirds Interest hereunder, the Holder shall be deemed to have elected to adjust the Warrant as provided in this Section 2.2(e) and such election shall bind the Holder. Notwithstanding anything to the contrary contained herein, the Holder shall have the right to elect to exercise the Warrant immediately prior to or simultaneously with the consummation of such merger, consolidation or asset sale in accordance with the provisions of Section 1, if applicable, instead of giving effect to the provisions contained in this Section 2.2(e).

(ii)        The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor (if other than the Company) resulting from such consolidation or merger or the person purchasing such assets shall assume by written instrument executed and delivered to the Holder, the obligation to deliver to the Holder such shares, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to receive upon the exercise of this Warrant (or the security into which such Warrant is to be converted in connection with the consummation of such transaction).

(f)        Record Date. If the Company takes a record of the Holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(g)       Other Dilutive Events. In case any event shall occur after the Closing Date as to which, but for this Section 2.2(g), the provisions of this Section 2 are not directly applicable, and the failure to make any adjustment would not in the reasonable opinion of a Two-Thirds Interest fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections, then, in each case, at the request of a Two-Thirds Interest, the Company shall appoint an independent investment bank of recognized national standing (which shall be completely independent of the Company and shall be reasonably satisfactory to a Two-Thirds Interest), which shall give its opinion upon the adjustment, if any, on the basis consistent with the essential intent and principles established in this Section 2, necessary to preserve, without dilution, the purchase rights by this Warrant. Upon receipt of such opinion, the Company shall promptly mail a copy thereof to the Holder and shall make the adjustments, if any, described therein.

Section 3.     Redemption and Cancellation of Warrants

3.1.     Put Right. At any time after the earlier of (i) a Liquidity Event (as defined in the Charter), (ii) the first firm commitment underwritten public offering of Common Stock and (iii) February 1, 2011, the Holder may require that the Company purchase this Warrant in whole at the Redemption Price (as defined below) by delivery of a written notice to the Company (the date such notice is delivered to the Company shall hereinafter be referred to as, the “Put Demand Date”). The Company shall pay the Redemption Price to the Holder as soon as reasonably practicable (the “Put Payment Date”), but in no event later than thirty (30) days after the Put Demand Date (the “Put Demand Period”), upon surrender of this Warrant to the Company or, if requested by the Holder without surrender of this Warrant, by wire transfer of immediately available funds to an account or accounts designated in writing by the Holder.

(b)       Upon surrender of this Warrant in accordance with the procedures set forth in Section 3.(a), the right to purchase shares of Common Stock represented by this Warrant shall terminate, and this Warrant shall represent the right of the Holder to receive only the applicable Redemption Price from the Company in accordance with Section 3.1. The Holder’s right to demand redemption of this Warrant pursuant to this Section 3.1 shall be referred to herein as the Holder’s “Put Right.”

3.2.     Default; Automatic Conversion into Debt. In the event that the Company fails t o purchase this Warrant prior to the expiration of the Put Demand Period, then the exercise by the Holder of the Put Right pursuant to this Section 3 shall automatically be rescinded; provided that, the Redemption Price ultimately paid to the Holder shall equal the greater of (a) the Redemption Price with respect to the first Put Right exercise and (b) the Redemption Price with respect to the Put Right exercise that is not rescinded pursuant to this Section 3.2.

Section 4.     Covenants of the Company

4.1.      The Company covenants and agrees that:

(a)       all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable;

(b)       during the period within which this Warrant may be exercised, it will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of rights represented by this Warrant;

(c)       if any shares of Common Stock reserved or to be reserved to provide for the exercise of this Warrant require registration with or approval of any governmental or self-regulatory authority under any federal or state law or stock exchange or NASDAQ rule before such shares may be validly issued, then it shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be;

(d)       if it shall have filed a registration statement pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or a registration statement pursuant to the requirements of the Securities Act, the Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act and will comply with all other public information reporting requirements the securities and exchange commission (including Rule 144 promulgated by such commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any restricted securities; and

(e)       it shall not, by amendment to its certificate of incorporation (whether by way of merger, operation of law, or otherwise) or reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, agreement or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company and shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment as if the Holder was a stockholder of the Company entitled to the benefit of fiduciary duties afforded to stockholders under Delaware law. Any successor to the Company shall agree in writing, as a condition to such succession, to carry out and observe the obligations of the Company hereunder with respect to this Warrant.

Section 5.     Transfer

5.1.     Registration.

(a)       Registration. The Company shall number and register the Warrants in a register maintained at the principal office of the Company (the “Office”). The Company shall be entitled to treat the Holder of the Warrants as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other person. Any Warrant may be transferred or endorsed to another party in whole or in part by surrendering to the Company, or its duly authorized agent, for cancellation the existing warrant certificate evidencing the Warrant to be transferred, endorsed or accompanied by a written instrument of transfer, in form reasonably satisfactory to the Company, duly executed by the Holder thereof in person or by a duly authorized representative, agent or attorney-in-fact appointed in writing.

5.2.     Restrictive Legend.

(a)       This Warrant and the Warrant Shares issuable upon exercise thereof, are subject to the terms of that certain Stockholders Agreement, dated as of the date hereof, by and among the Company and the Stockholders and Investors party thereto (the “Stockholders Agreement”). Each certificate representing shares of Common Stock issued upon exercise of this Warrant and each certificate representing shares of Common Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the form as follows:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OR TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (2) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THIS SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF A CERTAIN STOCKHOLDERS AGREEMENT, DATED AS OF FEBRUARY 1, 2006. A COMPLETE AND CORRECT COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

THE ISSUER WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

(b)       If at any time any securities other than shares of Common Stock shall be issuable upon the exercise of this Warrant, such securities shall bear a legend similar to the one set forth above. Whenever the legend requirement imposed by the Stockholders Agreement shall terminate, the Holder shall be entitled to receive within five (5) Business Days from the Company, at the Company’s expense, a new Warrant certificate or certificates and new stock certificates representing Common Stock issued upon exercise of this Warrant, in each case, without such legends.

5.3.     Registration of Warrants and Common Stock. The shares of Common Stock issuable upon exercise of this Warrant shall constitute Registrable Securities (as such term is defined in the Registration Rights Agreement dated as of the date hereof by and among the parties therein). Each holder of any shares of Common Stock (and other securities) issued upon exercise of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and such holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such holder as a holder of such Registrable Securities. At any such time as Common Stock is listed on any national securities exchange, the Company will, at its sole expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance; and the Company will also list on such national securities exchange, and will maintain such listing of, any other securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

Section 6.     Miscellaneous

6.1.     Notice of Adjustments.

(a)       In each case of any adjustment or readjustment in the Antidilution Price, and the Warrant Shares issuable upon exercise of this Warrant, the Company shall promptly thereafter compute such adjustment or readjustment in accordance with the terms of this Warrant and provide a written report thereof certified by the Chief Financial Officer or Treasurer of the Company to the Holder stating the number of Warrant Shares and the Antidilution Price, after giving effect to such adjustment or readjustment, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(b)       The Company shall, within ten (10) days of receipt of a written request by a Two-Thirds Interest, cause independent certified public accountants of recognized national standing, which may be the regular auditors of the Company, selected by the Company to verify such computations reported pursuant to Section 6.1(a), other than any computation that pursuant o t the provisions of this Warrant are to be determined reasonably and in good faith by the Board of Directors. The Company shall promptly prepare, and remit to the Holder, a copy of such independent accountant’s report setting forth such adjustment or readjustment, showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of:

(i)        the consideration received or to be received by the Company for any shares of Common Stock, Options, or Convertible Securities issued or sold or deemed to have been issued;

(ii)       the Common Stock Deemed Outstanding; and

(iii)      the Antidilution Price in effect immediately prior to such issuance or sale and as adjusted or readjusted.

(c)       The Company shall also keep copies of all such reports generated pursuant t o this Section 6.1 at its principal offices and will cause the same to be available for inspection at such offices during normal business hours by the Holder or any prospective purchaser of this Warrant designated by Holder.

6.2.     Notice of Certain Events. In case at any time:

(a)       the Company shall pay any dividend upon, or make any distribution in respect of, its stock of the Company;

(b)       the Company shall propose to register any of its equity securities under the Securities Act in connection with a public offering;

(c)       there shall be any proposed capital reorganization, or reclassification of the capital stock, of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another person; or

(d)       there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one (1) or more of said cases, the Company shall give notice to the Holder of the date on which (i) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (ii) such public offering, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall be given not less than ten (10) days prior to the record date or the date on which the transfer books of the Company are to be closed in respect thereto in the case of an action specified in clause (i) and at least twenty (20) days prior to the action in question in the case of an action specified in clause (ii).

6.3.     Notice. Any notice that is required or provided to be given under this Warrant shall be deemed to have been sufficiently given and received for all purposes when delivered in writing by hand, telecopy, telex or other method of facsimile, or five (5) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two (2) days after being sent by overnight delivery providing receipt of delivery, to the following addresses: if to the Company, OpenLink Financial, Inc., 1502 Reckson Plaza, West Tower -15th Floor, Uniondale, NY 11556-1502, Attention: Kevin Hesselbirg, Facsimile: (516) 394-1193, or at any other address designated by the Company to Holder; if to Holder, c/o TA Associates, Inc., 125 High Street, Suite 2500, Boston, MA 02110, Attention: Jonathan W. Meeks, Facsimile: (617) 574-6728, or at any other address designated by Holder to the Company in writing.

6.4.     No Change in Warrant Terms on Adjustment. Irrespective of any adjustment in the Antidilution Price or the number of shares of Common Stock, this Warrant, whether theretofore or thereafter issued or reissued, may continue to express the same price and number of shares of Common Stock as are stated herein and the Antidilution Price and such number of Common Stock shares specified herein shall be deemed to have been so adjusted.

6.5.     Issuance and Transfer Taxes. The issuance of certificates for shares of Common Stock upon any exercise of this Warrant shall be made without charge to Holder for any issuance tax in respect thereto.

6.6.     Exchange of Warrant. This Warrant is exchangeable at no cost to the Holder upon the surrender hereof by the Holder at such office or agency of the Company, for a new warrant of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares that may be subscribed for and purchased hereunder from time to time after giving effect to all the provisions hereof, each of such new warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

6.7.     Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall at no cost to the Holder, on such terms as to indemnity or otherwise as the Company may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

6.8.     Governing Law. This Warrant shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of New York, without giving effect to conflict of laws principles thereof.

6.9.     Section Headings; Construction. The descriptive headings in this Warrant have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof. The parties have participated jointly in the negotiation and drafting of this Warrant and the other agreements, documents and instruments executed and delivered in connection herewith with counsel sophisticated in investment transactions. In the event an ambiguity or question of intent or interpretation arises, this Warrant shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Warrant and the agreements, documents and instruments executed and delivered in connection herewith.

6.10.   Dispute Resolution, (a)     All disputes, claims, or controversies arising out of or relating to this Warrant, or any other agreement executed and delivered pursuant to or in connection with this Warrant or the negotiation, breach, validity, termination or performance hereof and thereof or the transactions contemplated hereby and thereby, that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be conducted before Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in New York, New York before a single independent arbitrator (the “Arbitrator”). The parties understand and agree that this arbitration shall apply equally to claims of fraud or fraud in the inducement.

(b)       The parties covenant and agree that the arbitration shall commence within 120 days of the date on which a written demand for arbitration is filed by any party hereto (the “Filing Date”). In connection with the arbitration proceeding, the Arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the Arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the Arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party shall provide to the other, no later than seven days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witnesses or experts. The Arbitrator’s decision and award shall be made and delivered within 180 days of the Filing Date. The Arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The Arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Warrant, and each party hereby irrevocably waives any claim to such damages.

(c)       The parties covenant and agree that they will participate in the arbitration in good faith and that they will (i) bear their own attorneys’ fees, costs and expenses in connection with the arbitration, and (ii) share equally in the fees and expenses charged by the Arbitrator. Any party unsuccessfully refusing to comply with an order of the Arbitrators shall be liable for costs and expenses, including attorneys’ fees, incurred by the other party in enforcing the award. This Section 6.10 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the purpose of avoiding immediate and irreparable harm.

6.11.   Consent to Jurisdiction. Except as provided in Section 6.10(c) each of the parties hereto irrevocably and unconditionally consents to the jurisdiction of JAMS to resolve all disputes, claims or controversies arising out of or relating to this Warrant or any other agreement executed and delivered pursuant to or in connection with this Warrant or the negotiation, breach, validity, termination or performance hereof and thereof or the transactions contemplated hereby and thereby, and further consents to the sole and exclusive jurisdiction of the state and federal courts located in the State of New York and the city of New York for the purposes of enforcing the arbitration provisions of Section 6.10 of this Warrant. Each party further irrevocably waives any objection to proceeding before the Arbitrator based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that arbitration before the Arbitrator has been brought in an inconvenient forum. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given as provided in Section 6.3. Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail s i made for the express benefit of the other parties hereto.

6.12.   Remedies; Severability. Notwithstanding Sections 6.10 and 6.11, it is specifically understood and agreed that any breach of the provisions of this Warrant by any person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other remedies which they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by law). Whenever possible, each provision of this Warrant shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Warrant.

6.13.   Integration. This Warrant, the Stockholders Agreement, the Registration Rights Agreement and the Purchase Agreement, including the exhibits referred to herein and therein, constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

6.14.   No Rights or Liabilities as Stockholder. Except as expressly set forth herein, nothing contained in this Warrant shall be construed as conferring upon the Holder any rights as a stockholder of the Company or as imposing any obligation on the Holder to purchase any securities or as imposing any liabilities on the Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or creditors of the Company.

6.15.   Waivers and Consents; Amendments.

(a)       For the purposes of this Warrant and all documents executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof or thereof. No covenant or provision hereof may be waived otherwise than by a written instrument signed by the party or parties so waiving such covenant or other provision contemplated herein.

(b)       No amendment to this Warrant may be made without the written consent of the Company and the Holder.

6.16.   Certain Definitions. The following terms as used in this Warrant shall have the following meanings:

(a)       “Appraiser” means an independent nationally recognized investment bank or other qualified financial institution acceptable to the Company and the Noteholders (as such term is defined in the Purchase] Agreement).

(b)       “Business Day” means any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the State of New York are authorized or obligated by law or executive order to be closed. Any reference to “days” (unless Business Days are specified) shall mean calendar days.

(c)       “Charter” means the Amended and Restated Certificate of Incorporation of the Company, as may be amended and/or restated from time to time

(d)       “Closing” means the closing of the transaction contemplated by the Purchase Agreement on the Closing Date.

(e)       “Code” means the Internal Revenue Code of 1986, as amended.

(f)        “Fair Market Value” means either (i) the Market Price, if any, of a share of Common Stock or (ii) if no Market Price exists, the value (which shall not take into effect any minority or illiquidity discounts) of a share of Common Stock as determined by a nationally recognized investment banking firm or accounting firm designated by a Two-Thirds Interest and reasonably acceptable to the Company; provided that if the parties cannot agree on such a firm, each party shall choose a nationally recognized investment banking firm, which shall choose a third nationally recognized firm and that third firm shall determine the Fair Market Value, which determination shall be final and binding. The cost relating to retaining any such firm(s) pursuant t o this definition shall be borne by the Company.

(g)       “Market Price” of any security means the value determined in accordance with the following provisions:

(i)        if such security is listed on a national securities exchange registered under the Exchange Act, a price equal to the average of the closing sales prices for such security on such exchange for each day during the twenty (20) consecutive trading days immediately preceding the date in question; and

(ii)       not so listed, and such security is quoted on NASDAQ, a price equal to the average of the closing bid and asked prices for such security quoted on such system each day during the 20 consecutive trading days immediately preceding the date in question.

(h)       “Redemption Price” means the Fair Market Value of the Warrant as of the applicable Put Demand Date, as determined by an Appraiser (as defined above) and based upon on independent valuation of the Company. In arriving at its determination, the Appraiser shall base any valuation upon, in the case of the Market Price of the Common Stock, the Market Price of the Company assuming (A) the exercise of all outstanding vested warrants, options or rights to subscribe for or purchase Common Stock (or other securities) of the Company or other securities immediately exercisable or convertible into Common Stock (or other securities) of the Company and (B) the Company were sold as a going concern, without regard to the existence of any control block, the anticipated impact upon current market prices of any such sale, any discount for minority ownership or the lack or depth of a market for the Common Stock, the Warrants or other securities of the Company, or any other factors concerning the liquidity or marketability of the Common Stock, the Warrants, or other securities of the Company.

6.17.   Other Definitional Provisions.

(a)       Except as otherwise specified herein, all references herein:

(i)        to any person other than the Company, shall be deemed to include such person’s successors and assigns;

(ii)       to the Company shall be deemed to include the Company’s successors; and

(iii)      to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

(b)       When used in this Warrant, the words “herein”, “hereof and “hereunder”, and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words “Section” and “Exhibit” shall refer to Sections of, and Exhibits to, this Warrant unless otherwise specified.

(c)       Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

[Execution page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized as of the date first written above.

OPEN LINK FINANCIAL, INC.

By:
Name:
Title:

EXHIBIT A
FORM OF EXERCISE NOTICE

[To be executed only upon exercise of Warrant pursuant to Section 1.1 (a)]

To Open Link Financial, Inc.:

The undersigned registered Holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder,               shares of the Common Stock and herewith makes payment of $                     therefor, and requests that the certificates for such shares be issued in the name of, and delivered to                             , whose address is                                                                                        .

Dated:
(Signature must conform in all respects to name
of Holder as specified on the face of Warrant.)

(Street Address)

	(City)	(State)	(Zip Code)

EXHIBIT B
FORM OF EXCHANGE NOTICE

[To be executed only upon net exchange of the Warrant pursuant to Section 1.1 (b)]

To Open Link Financial, Inc.:

The undersigned registered Holder of the within Warrant hereby irrevocably exchanges such Warrant with respect to                             shares of the Common Stock which such Holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name of, and delivered to                                             , whose address is                                                                          .

Dated:
(Signature must conform in all respects to name
of Holder as specified on the face of Warrant.)

(Street Address)

	(City)	(State)	(Zip Code)